                     OPPENHEIMER CAPITAL INCOME FUND
               Supplement dated September 23, 2004 to the
                    Prospectus dated October 23, 2003

The Prospectus is changed as follows:

This supplement amends the Prospectus of Oppenheimer Capital Income Fund (the
"Fund") dated October 23, 2003, and is in addition to the supplement dated
July 6, 2004. The Prospectus supplements dated January 28, 2004 and March 9,
2004 are replaced with this supplement.

1. The  following  new  section  should  be  added  to the end of the  section captioned  "ABOUT  THE  FUND  -  HOW  THE  FUND  IS  MANAGED",  immediately following the paragraph titled "Advisory Fees" on page 15:

            Pending  Litigation.  Three law suits have been filed as  putative derivative  and class  actions  against  the  investment  Manager,
            Distributor   and  Transfer  Agent  of  the  Fund,   some  of  the
            Oppenheimer  funds,  including the Fund, and directors or trustees of some of those funds,  excluding the Fund. The complaints allege that the  Manager  charged  excessive  fees for  distribution  and other  costs,  improperly  used assets of the funds in the form of directed  brokerage  commissions  and 12b-1 fees to pay brokers to promote  sales  of  Oppenheimer  funds,  and  failed  to  properly disclose  the  use of  fund  assets  to  make  those  payments  in violation  of  the  Investment  Company  Act  and  the  Investment
            Advisers  Act of  1940.  The  complaints  further  allege  that by permitting  and/or  participating in those actions,  the defendant directors  breached their  fiduciary  duties to fund  shareholders under the  Investment  Company  Act and at common  law.  Those law suits were  filed on August  31,  2004,  September  3,  2004,  and
            September 14, 2004, respectively,  in the U. S. District Court for
            the  Southern   District  of  New  York.   The   complaints   seek
            unspecified  compensatory and punitive damages,  rescission of the funds' investment advisory  agreements,  an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

            The Manager  and the  Distributor  believe the claims  asserted in these law suits to be  without  merit,  and  intend to defend  the suits  vigorously.  The Manager and the Distributor do not believe that the  pending  actions  are likely to have a material  adverse
            effect  on  the  Fund  or  on  their   ability  to  perform  their
            respective  investment  advisory or  distribution  agreements with the Fund.

2.   The first two paragraphs under the heading "Dividends" of the section titled "Dividends, Capital Gains and Taxes," which appears on page 32, are deleted in their entirety and replaced with the following paragraph:

            DIVIDENDS.  The Fund intends to declare dividends separately for each class of shares from net investment income on a quarterly basis in March, June, September and December on a date selected by the Board of Trustees. Dividends and distributions paid to
            Class A shares will generally be higher than dividends for Class
            B, Class C and Class N shares, which normally have higher
            expenses than Class A shares.  There is no fixed dividend rate and there can be no assurance as to the payment of any dividends.

September 23, 2004                                                PS0300.033